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                                                                  EXHIBIT (i)(2)


                                CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 86 to the Registration Statement of Eaton Vance Mutual Funds Trust (1933 Act File No. 02-90946) of my opinion dated February 26, 2003, which was filed as Exhibit (i) to Post-Effective Amendment No. 85.


                                  /s/ Maureen M. Gemma
                                  ----------------------
                                  Maureen M. Gemma, Esq.


February 27, 2003
Boston, Massachusetts